UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 211 Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
On December 12, 2013, Chatham Lodging Trust (the “Company”) received a notice from HG Vora Capital Management, LLC, HG Vora Special Opportunities Master Fund, Ltd. and Parag Vora (collectively, “HG Vora”) indicating that they intend (1) to nominate three employees of HG Vora (Messrs. Christopher Fleisher, Gary Moross and Philip Garthe) for election to the Company’s Board of Trustees (the “Board”) at the Company’s 2014 Annual Meeting of Shareholders and (2) to submit an expense reimbursement proposal to the Company’s shareholders authorizing reimbursement of all of the expenses associated with HG Vora’s trustee nominations and associated solicitation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

December 17, 2013	By:	Dennis M. Craven

Name: Dennis M. Craven
Title: Executive Vice President and Chief Financial Officer